Exhibit 99.1
COVANTA HOLDING CORPORATION ANNOUNCES REPRICING OF
COVANTA ENERGY CORPORATION’S SENIOR SECURED CREDIT FACILITY
FAIRFIELD, NJ, May 30, 2006 – Covanta Holding Corporation (NYSE:CVA) (“Covanta”) announced today that its principal subsidiary, Covanta Energy Corporation (“Covanta Energy”) completed the repricing of its First Lien Term Loan and Letter of Credit facilities on March 26, 2006, reducing interest expense on these facilities by 75 basis points. Covanta Energy also received commitments to increase its First Lien Term Loan by $140 million, the proceeds of which will be used to pay down its higher-priced Second Lien Term Loan facility. Covanta Energy expects that by the end of the second quarter of 2006, it will have reduced the Second Lien Term Loan facility from $400 million to $260 million, and will have paid a required call premium of 200 basis points. At the same time, the First Lien Term Loan facility will be increased from $229 million to $369 million. Covanta Energy’s First Lien Letter of Credit and Revolving Credit facilities will remain unchanged at $320 million and $100 million respectively.
“We’re pleased with this refinancing which will reduce our annual interest expense by approximately $8 million. In addition to improving our free cash flow, this transaction increases our flexibility to invest in growing the business,” said Anthony Orlando, Covanta’s Chief Executive Officer. “These improvements reflect our continuing predictable performance and positive industry outlook.”
About Covanta Holding Corporation
Covanta Holding Corporation is a New York Stock Exchange listed company engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Covanta’s subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-to-energy and power generation projects. Covanta Energy’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.
NOTE: Covanta’s charter contains restrictions that prohibit parties from acquiring 5% or more of Covanta’s common stock without its prior consent.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward- looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2005, and in other securities filings by Covanta or its subsidiaries.
Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
Contact:
Elizabeth O’Melia
973.882.4193
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